GOODWILL AND INTANGIBLE ASSETS	9 Months Ended
Dec. 31, 2011
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS

8. GOODWILL AND INTANGIBLE ASSETS

Intangible assets consist of the following:

		December 31, 2011
	Weighted	Gross	Accumulated	Net
(In thousands)	Amortizable Life	Carrying Amount	Amortization	Carrying Amount
Finite-lived intangible assets:
Collaboration agreements	12	$499,700	$(9,591)	$490,109
NanoCrystal technology	13	74,600	(995)	73,605
OCR technology	12	66,300	(1,721)	64,579
Trademark	—	2,600	(1,406)	1,194
Total finite-lived intangible assets		643,200	(13,713)	629,487
Indefinite-lived intangible assets:
IPR&D	—	45,800	—	45,800
Total		$689,000	$(13,713)	$675,287

The Company recorded goodwill of $105.7 million in September 2011 in connection with the acquisition of EDT. There were no changes to the initial carrying amount of the Company’s goodwill during the nine months ended December 31, 2011. The Company recorded $13.7 million of amortization expense related to its intangible assets during the nine months ended December 31, 2011. Based upon the Company’s most recent analysis, amortization of intangible assets included within its consolidated balance sheet as of December 31, 2011 is expected to be in the range of approximately $42.0 million to $76.0 million annually through fiscal year 2017.

As a result of the qualitative assessment performed as of October 31, 2011, the Company determined that it was not more-likely-than-not that the fair value of the reporting unit was less than its carrying amount, and an impairment of the Company’s goodwill was not recorded.